Filed Pursuant to Rule 497(e)
File No. 333-179562; 811-22668
ClearShares Piton Intermediate Fixed Income ETF (PIFI)
(the “Fund”)
November 4, 2022
Supplement to the Prospectus dated September 30, 2022, as previously supplemented
At the recommendation of ClearShares, LLC (“ClearShares”), the Fund’s investment adviser, the Board of Trustees of ETF Series Solutions has approved an increase in the sub-advisory fee paid to Piton Investment Management, L.P. (“Piton”), the Fund’s sub-adviser. The sub-advisory fee paid to Piton is paid by ClearShares, not by the Fund. The Fund’s management fee and expense ratio have not changed.
The third paragraph in the sub-section entitled “Management—Sub-Adviser for the Ultra-Short Maturity ETF and the Piton Intermediate Fixed Income ETF” is deleted and is replaced with the following:
For its services to the Piton Intermediate Fixed Income ETF, Piton is paid a fee by ClearShares, which is calculated daily and paid monthly, at an annual rate, based on the Fund’s average daily net assets of 0.20%.

Please retain this Supplement with your Prospectus for future reference.